GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Equity Value Funds

Class A, Class C, Institutional, Service, Investor, Class P, Class R, Class R6 and Class T Shares

(as applicable) of the

Goldman Sachs Equity Income Fund

Goldman Sachs Focused Value Fund

Goldman Sachs Large Cap Value Fund

Goldman Sachs Mid Cap Value Fund

(the “Funds”)

Supplement dated July 17, 2018 to the

Summary Prospectuses, Prospectus and Statement of Additional Information (“SAI”),

each dated December 29, 2017, as supplemented to date

(with respect to Class A, Class C, Institutional, Service, Investor,

Class R, Class R6 and Class T Shares)

and to the Summary Prospectuses, Prospectus and SAI,

each dated April 16, 2018, as supplemented to date (with respect to Class P Shares)

Effective September 30, 2018, Sean Gallagher will be retiring from Goldman Sachs and will no longer serve as a portfolio manager for the Equity Income, Focused Value, Large Cap Value, and Mid Cap Value Funds. In addition, effective immediately, Charles “Brook” Dane will serve as a portfolio manager for the Focused Value and Large Cap Value Funds.

Dan Lochner and Charles “Brook” Dane will continue to serve as portfolio managers for the Equity Income Fund. In addition, Sung Cho and Adam Agress will continue to serve as portfolio managers for the Mid Cap Value Fund.

Accordingly, effective immediately, the Funds’ disclosures are modified as follows:

The following replaces in its entirety the “Portfolio Manager” subsection of the “Goldman Sachs Focused Value Fund—Summary—Portfolio Management” section of the Prospectuses and the “Portfolio Manager” subsection of the “Portfolio Management” section of the Goldman Sachs Focused Value Fund Summary Prospectuses:

Portfolio Managers: Sean Gallagher, Managing Director, Co-Chief Investment Officer— Fundamental Equity U.S. Equity, has managed the Fund since 2015; and Charles “Brooke” Dane, CFA, Vice President, has managed the Fund since 2018.

The following replaces in its entirety the “Portfolio Manager” subsection of the “Goldman Sachs Large Cap Value Fund—Summary—Portfolio Management” section of the Prospectuses and the “Portfolio Manager” subsection of the

“Portfolio Management” section of the Goldman Sachs Large Cap Value Fund Summary Prospectuses:

Portfolio Managers: Sean Gallagher, Managing Director, Co-Chief Investment Officer— Fundamental Equity U.S. Equity, has managed the Fund since 2001; and Charles “Brooke” Dane, CFA, Vice President, has managed the Fund since 2018.

In the table in the “Value Investment Team” subsection of the “Service Providers— Fund Managers” section of the Prospectuses, the following replaces the row for Mr. Dane:

Charles “Brook” Dane, CFA Vice President	Portfolio Manager— Equity Income Focused Value Large Cap Value	Since 2017 2018 2018	Mr. Dane joined the Investment Adviser in 2010 as a portfolio manager for the Value Team. Prior to joining the Investment Adviser, Mr. Dane spent 13 years at Putnam Investments as a research analyst and more recently as a portfolio manager.

Effective September 30, 2018, the Funds’ disclosures are modified as follows:

All references to Mr. Gallagher in the Summary Prospectuses, Prospectuses and SAI are deleted in their entirety.

This Supplement should be retained with the Summary Prospectuses, Prospectuses and SAI for future reference.

EQVALCONFIDSTK 07-18